UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

OSTEOLOGIX, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-112754	32-0104570
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4415 Cox Road, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6027

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 –Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 20, 2009, Osteologix, Inc. (the “Company”) dismissed Weinberg & Company, P.A. (“Weinberg & Co.”) as its independent registered public accounting firm. Prior to its dismissal, Weinberg & Co. performed the audit of the Company’s financial statements for each of the past two fiscal years ended December 31, 2008 and 2007.

The decision to change certifying accountants was approved by the Company’s Audit Committee and its Board of Directors.

Weinberg & Co.’s reports on the Company’s financial statements for each of the past two fiscal years contained an uncertainty modification that there was substantial doubt about the Company’s ability to continue as a going concern. Otherwise, such reports did not contain any adverse opinion or disclaimer of opinion, and were not modified as to audit scope or accounting principles.

During the Company’s two most recent fiscal years, and the subsequent period through April 20, 2009 (the date of dismissal of Weinberg & Co.), there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Weinberg & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Weinberg & Co., would have caused it to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosure to Weinberg & Co. and requested that Weinberg & Co. furnish a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the statements made above. A copy of such letter, dated April 23, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 22, 2009, the Company engaged Witt Mares, PLC (“Witt Mares”) as the Company’s new independent registered public accountants.

During the Company’s two most recent fiscal years, and the subsequent interim period through April 22, 2009 (the date of engagement of Witt Mares), neither the Company, nor anyone acting on its behalf, consulted with Witt Mare regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 8 — Other Events

Item 8.01 Other Events.

In light of the dismissal of Weinberg & Co. as the Company’s independent registered public accounting firm and the engagement of Witt Mares as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009, the Company’s Board of Directors determined to withdraw Proposal 2, the ratification of Weinberg & Co. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009, from the agenda at the Company’s 2009 annual meeting of shareholders to be held on May 18, 2009.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits..

(d) Exhibits

16.1	Letter from Weinberg & Company, P.A. to the Securities and Exchange Commission dated April 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSTEOLOGIX, INC.

By: /s/ Phillip J. Young
Phillip J. Young
Chief Executive Officer

Date: April 23 2009

EXHIBIT INDEX

16.1	Letter from Weinberg & Company, P.A. to the Securities and Exchange Commission dated April 23, 2009